UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) July 1, 2005

                                   iCAD, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-9341                                02-0377419
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       (Commission File Number)           (IRS Employer Identification No.)


4 Townsend West, Suite 17, Nashua, New Hampshire                03063
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (603) 882-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02 Results of Operations and Financial Condition.

      On July 1, 2005 iCAD, Inc. (the "Company") issued a press release announcing its intention to report its financial results for the fiscal quarter ended June 30, 2005 on July 28, 2005. In the press release the Company stated that it expected to report revenues of approximately $4.5 million for the quarter ended June 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               iCAD, INC.
                               (Registrant)


                               By:  /s/ Annette Heroux
                                    -------------------------
                                    Annette Heroux
                                    Vice President of Finance,
                                    Chief Financial Officer


Date:  July 7, 2005

                                  EXHIBIT INDEX

Exhibit No.     Description of Document
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99.1            Press Release of iCAD, Inc. dated July 1, 2005.